                                                                    EXHIBIT 99.3

================================================================================





                            SUBSCRIPTION AGREEMENT


                                     among


                            CODA ACQUISITION, INC.


                                      and


                           THE MANAGEMENT INVESTORS



                                     dated


                               October 30, 1995



================================================================================

                               TABLE OF CONTENTS

ARTICLE I
     CERTAIN TERMS............................................................. 1
         1.1   Certain Terms................................................... 1
               -------------

ARTICLE II
     TENDER OF COMPANY COMMON STOCK; OPTION AGREEMENT; SUBSCRIPTION
                                     ------------------------------
         OF SHARES............................................................. 2
         2.1   Contribution of Company Common Stock............................ 2
               ------------------------------------
         2.2   Option Agreement................................................ 2
               ----------------
         2.3   Subscription of Shares for Note................................. 2
               -------------------------------
         2.4   Subscription of Shares for Cash................................. 3
               -------------------------------

ARTICLE III
     REPRESENTATIONS, WARRANTIES AND COVENANTS OF MANAGEMENT INVESTOR.......... 3
         3.1   Company Common Stock and Company Options........................ 3
               ----------------------------------------
         3.2   Power and Authority; Enforceability............................. 3
               -----------------------------------
         3.3   Stockholders Agreement.......................................... 3
               ----------------------
         3.4   Investment Representations...................................... 4
               --------------------------
         3.5   Additional Representations...................................... 4
               --------------------------
         3.6   Equity Contribution and Financing............................... 4
               ---------------------------------
         3.7   Fees............................................................ 5
               ----

ARTICLE IV
     MISCELLANEOUS............................................................. 5
         4.1   Amendment; Waivers.............................................. 5
               ------------------
         4.2   Assignment...................................................... 5
               ----------
         4.3   Notices......................................................... 6
               -------
         4.4   Counterparts.................................................... 6
               ------------
         4.5   Headings........................................................ 7
               --------
         4.6   Choice of Law................................................... 7
               -------------
         4.7   Entire Agreement................................................ 7
               ----------------
         4.8   Cumulative Rights............................................... 7
               -----------------
         4.9   No Partnership.................................................. 7
               --------------
         4.10  Number; Gender; Without Limitation.............................. 7
               ----------------------------------
         4.11  Severability.................................................... 7
               ------------
         4.12  Third Person.................................................... 7
               ------------
         4.13  Arbitration..................................................... 7
               -----------
         4.14  Termination..................................................... 8
               -----------
         4.15  Expenses........................................................ 8
               --------


Schedule I     Participation Schedule
Exhibit A      Nonstatutory Stock Option Agreement
Exhibit B      Form of Promissory Note
Exhibit C      Form of Security Agreement
Exhibit D      Debt Term Sheet

                            SUBSCRIPTION AGREEMENT


          THIS SUBSCRIPTION AGREEMENT (this "Agreement") is entered into as of October 30, 1995, among Coda Acquisition, Inc., a Delaware corporation ("Sub"), and the persons listed on Schedule I hereto (the "Management Investors").
                          ----------

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, concurrently with the execution and delivery of this Agreement, Sub, Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), and Coda Energy, Inc., a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of Sub with and into the Company (the "Merger").

          WHEREAS, the Management Investors are the owners and holders of (a) certain Company Common Stock (as defined in the Merger Agreement) and (b) the Specified Options and Specified Warrants (each as defined in the Merger Agreement).

          WHEREAS, each Management Investor desires to (a) contribute to Sub certain of the Company Common Stock owned by such Management Investor, to provide for the termination of the Specified Options and Specified Warrants owned by such Management Investor as of the Effective Time (as defined in the Merger Agreement), and/or to purchase shares of common stock of Sub ("Sub Common Stock") and (b) to enter into this Agreement, pursuant to which such Management Investor will (i) enter into an option agreement with Sub whereby the Management Investor will be granted options (the "Post-Merger Options") to acquire common stock of the Surviving Corporation (as defined in the Merger Agreement) and/or
(ii) agree to contribute to Sub shares of Company Common Stock in exchange for shares of Sub Common Stock and/or (iii) subscribe for and purchase Sub Common Stock, which Sub Common Stock will be converted, pursuant to the Merger, into common stock of the Surviving Corporation.

          NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:


                                   ARTICLE I

                                 CERTAIN TERMS
                                 -------------

          1.1   CERTAIN TERMS.  Capitalized terms used but not defined herein
                -------------
shall have the meanings given such terms in the Merger Agreement.

                                  ARTICLE II

                        TENDER OF COMPANY COMMON STOCK;
                   OPTION AGREEMENT; SUBSCRIPTION OF SHARES
                   ----------------------------------------

          2.1   CONTRIBUTION OF COMPANY COMMON STOCK.  Each Management Investor
                ------------------------------------
hereby agrees to contribute to Sub those shares of the Company Common Stock owned by such Management Investor, if any, described on Schedule I - Part C
                                                        -------------------
attached hereto. Subject to the satisfaction of the conditions to the obligations of the parties to the Merger Agreement to effect the Merger or the waiver thereof by the applicable parties to the Merger Agreement in accordance therewith, such Company Common Stock shall be deemed to be contributed to Sub effective immediately prior to the Effective Time. At the Closing, and effective immediately prior to the Effective Time, Sub shall issue the shares of Sub Common Stock indicated on Schedule I - Part C to each Management Investor in
                              -------------------
consideration for such Company Common Stock.

          2.2   OPTION AGREEMENT.  Each Management Investor agrees and consents,
                ----------------
with respect to the Specified Options and Specified Warrants that such Management Investor owns, if any, as described on Schedule I - Part A attached
                                                  -------------------
hereto, not to exercise any such Specified Options or Specified Warrants prior to the Effective Time and that such Specified Options and Specified Warrants shall, as of the Effective Time, be canceled without exercise and without payment of consideration and shall cease to exist. At the Closing, Sub, the Company, and each of the applicable Management Investors shall enter into a Nonstatutory Stock Option Agreement in the form attached hereto as Exhibit A (the "Option Agreement") providing that each Management Investor listed on

Schedule I attached hereto will have, from and after the Effective Time, the
----------
right to acquire the number of shares of common stock, par value $.01 per share ("Post-Merger Common Stock"), of the Surviving Corporation specified on such

Schedule I - Part A.
-------------------

          2.3   SUBSCRIPTION OF SHARES FOR NOTE.  Subject to the satisfaction of
                -------------------------------
the conditions to the obligations of the parties to the Merger Agreement to effect the Merger or the waiver thereof by the applicable parties to the Merger Agreement in accordance therewith, (a) each Management Investor listed on
Schedule I - Part B attached hereto hereby subscribes for and agrees to
-------------------
purchase, and Sub hereby agrees to sell to such Management Investor, the number of shares of Sub Common Stock set forth on such Schedule I - Part B for the
                                                -------------------
purchase price of $100.00 per share, (b) at the Closing, such Management Investor shall execute and deliver to Sub (i) a Promissory Note in the form attached hereto as Exhibit B in an original principal amount equal to the
                   ---------
product of the number of shares of Sub Common Stock being subscribed to by such Management Investor and the per-share purchase price (the "Promissory Note") and
(ii) a Security Agreement in the form attached hereto as Exhibit C covering the
                                                         ---------
shares of Sub Common Stock being subscribed to by such Management Investor (the "Security Agreement"), with each of the Promissory Note and the Security Agreement being effective immediately prior to the Effective Time, and (c) at the Closing and effective immediately prior to the Effective Time, Sub shall issue the shares of Sub Common Stock being subscribed to by such Management Investor in the name of such Management Investor and shall retain the same as security for such Management Investor's obligations under the Promissory Note in accordance with the terms and conditions of the Security Agreement.

          2.4   SUBSCRIPTION OF SHARES FOR CASH.  Subject to the satisfaction of
                -------------------------------
the conditions to the obligations of the parties to the Merger Agreement to effect the Merger or the waiver thereof by the applicable parties to the Merger Agreement in accordance therewith, (a) each Management Investor listed on

Schedule I - Part D attached hereto hereby subscribes for and agrees to
-------------------
purchase, and Sub hereby agrees to sell to such Management Investor, the number of shares of Sub Common Stock set forth on such Schedule I - Part D for the cash
                                                -------------------
purchase price of $100.00 per share, (b) at the Closing, such Management Investor shall deliver to Sub cash (by check or wire transfer) in an amount equal to the product of the number of shares of Sub Common Stock being subscribed to by such Management Investor and the per-share purchase price, and
(c) at the Closing and effective immediately prior to the Effective Time, Sub shall issue the shares of Sub Common Stock being subscribed to by such Management Investor in the name of such Management Investor and deliver same to him.


                                  ARTICLE III

                        REPRESENTATIONS, WARRANTIES AND
                        -------------------------------
                       COVENANTS OF MANAGEMENT INVESTOR
                       --------------------------------

          3.1   COMPANY COMMON STOCK AND COMPANY OPTIONS.  Each Management
                ----------------------------------------
Investor hereby represents and warrants to Sub that (a) the Company Common Stock, Specified Options, and Specified Warrants described on Schedule I, if
                                                              ----------
any, as being owned by such Management Investor are held of record by such Management Investor, that such Company Common Stock is fully paid and nonassessable, and that, at the time same are contributed hereunder, such Management Investor will own such Company Common Stock, Specified Options and Specified Warrants free and clear of all encumbrances and (b) such Management Investor has not appointed or granted any proxy or power of attorney or entered into any voting agreement with respect to the Company Common Stock, if any, owned by such Management Investor. Each Management Investor shall not sell, assign, transfer, pledge, hypothecate, encumber, or otherwise dispose of, or appoint or grant any proxy or power of attorney or enter into any voting agreement with respect to, any of the Company Common Stock owned by such Management Investor at any time prior to the Effective Time.

          3.2   POWER AND AUTHORITY; ENFORCEABILITY.  Each Management Investor
                -----------------------------------
hereby represents and warrants to Sub that (a) such Management Investor has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby and (b) this Agreement has been duly and validly executed and delivered by such Management Investor and constitutes the binding obligation thereof, enforceable against such Management Investor in accordance with its terms.

          3.3   STOCKHOLDERS AGREEMENT.  Concurrently with the execution hereof,
                ----------------------
each Management Investor and his or her spouse have executed the Stockholders Agreement dated as of the date hereof among Sub and the Management Investors (the "Stockholders Agreement"). Each Management Investor agrees and acknowledges that the Sub Common Stock, if any, being subscribed to hereunder by such Management Investor, the Post-Merger Common Stock issued in exchange therefor and the Post-Merger Common Stock issuable upon exercise of such Management Investor's options under such Management

Investor's Option Agreement, if any (collectively, the "Acquired Securities"), are in each case subject to the terms of the Stockholders Agreement.

          3.4   INVESTMENT REPRESENTATIONS.  Each Management Investor represents
                --------------------------
and warrants to Sub that (a) he is acquiring the Acquired Securities being acquired hereunder or under such Management Investor's Option Agreement without a view to the distribution thereof except as permitted by the Securities Act of 1933, as amended, and the General Rules and Regulations thereunder (the "Act"),
(b) he has been advised that the Sub Common Stock has not been and the other Acquired Securities will not be registered under the Act, the Acquired Securities must be held indefinitely and such Management Investor must continue to bear the economic risk of the investment in the Acquired Securities unless they are subsequently registered under the Act or an exemption from such registration is available, and no public market for the Acquired Securities can be anticipated, (c) he is familiar with the business and financial condition, properties, operations and prospects of Sub and the Company and the terms and the effects of the Merger, (d) he has been given the opportunity to obtain any information or documents and to ask questions and receive answers about Sub and the Company and the business and prospects of Sub and the Company that he deems necessary to evaluate the merits and risks related to his investment in the Acquired Securities, including, without limitation, information, documents, questions and answers related to the Merger, and no representations concerning such matters or any other matters have been made to the Management Investor, (e) his financial condition is such that he can afford to bear the economic risk of holding the unregistered Acquired Securities for an indefinite period of time and he has adequate means for providing for his current needs and personal contingencies, and (f) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Acquired Securities as contemplated by this Agreement. Each Management Investor acknowledges that this Agreement constitutes, and accordingly the Acquired Securities are to be issued pursuant to, either (i) a written compensatory or benefit plan satisfying the requirements of Rule 701 promulgated under the Act or (ii) another exemption from the registration requirements of federal and state securities laws.

          3.5   ADDITIONAL REPRESENTATIONS.  Each Management Investor hereby
                --------------------------
represents and warrants to Sub that such Management Investor has been represented by counsel in connection with the negotiation of this Agreement and such Management Investor's execution and delivery of this Agreement and that such Management Investor has discussed with such Management Investor's counsel the legal effect of this Agreement and the rights and obligations arising hereunder. Each Management Investor hereby acknowledges that neither Sub nor any other party to the Merger Agreement nor any of their affiliates or advisors has made any representation or warranty to the Management Investor concerning the tax effects of the transactions contemplated by this Agreement. Each Management Investor also represents and warrants to Sub that such Management Investor has reviewed and approved the form of Certificate of Incorporation for the Surviving Corporation attached to the Merger Agreement and acknowledges that the same are in form and substance acceptable to such Management Investor.

          3.6   EQUITY CONTRIBUTION AND FINANCING.  Each Management Investor
                ---------------------------------
acknowledges that, subject to the consummation of the Merger, (a) JEDI will make a capital contribution to Sub at or prior to the Effective Time in the amount of $90 million in consideration for common stock of Sub that immediately after the Effective Time will represent 94.94% of the outstanding common stock of the Surviving Corporation on a fully diluted basis, (b) JEDI will procure for Sub, or lend or cause an Affiliate of JEDI to lend to Sub, debt up to an aggregate principal amount of $100,000,000 on the terms and conditions specified in the term sheet attached hereto as Exhibit D (and such other terms
                                               ---------
and conditions as are not inconsistent therewith), and (c) that other than the capital contributions referred to in (a) and the debt referred to in (b), JEDI has no obligation at any time prior to or after the Effective Time to contribute capital to, lend funds to, or otherwise invest any sums in Sub, the Company, or the Surviving Corporation except to the extent otherwise provided in the Merger Agreement.

          3.7   FEES.  Each Management Investor hereby acknowledges and agrees
                ----
that. subject to and after the consummation of the Merger and the Company's receipt of all of the amounts specified in Section 3.6, Sub has agreed to pay to ECT Securities Corp., an indirect wholly-owned subsidiary of Enron Corp., (a) a transaction fee in the amount of $1.8 million in connection with the Merger (based on capital contributions of not less than $90 million by Persons other than the Management Investors), (b) a fee as provided in Exhibit D regarding the placement of any subordinated debt placed to finance the transactions contemplated by the Merger Agreement or this Agreement upon the issuance of such debt, (c) a fee in the amount of up to 2% of the cash received by the Company from the grantee of any production payment entered into by the Company that is arranged or procured by ECT Securities Corp. at the closing of such transaction, and (d) such additional fees as are specified in Exhibit D attached hereto.
                                                 ---------


                                  ARTICLE IV

                                 MISCELLANEOUS
                                 -------------

          4.1   AMENDMENT; WAIVERS. This Agreement may only be altered,
                ------------------
supplemented, amended or waived by the written consent of (a) Sub and (b) either
(i) Douglas H. Miller and the other Management Investors who will receive at least one-third of the Fully-Diluted Common Stock (as defined in the Stockholders Agreement) to be issued to all Management Investors other than Douglas H. Miller pursuant to this Agreement and the Option Agreements or (ii) Management Investors other than Douglas H. Miller who will receive a majority of the Fully-Diluted Common Stock to be issued to all Management Investors other than Douglas H. Miller pursuant to this Agreement and the Option Agreements; provided, however, that in no event shall any amendment impose any additional material obligation on any party hereto without such party's written consent; provided further, however, that (A) any party hereto may (without the consent of any other Person) waive, in writing, any obligation owed to it hereunder by any other party hereto and (B) any party hereto may (without the consent of any other Person) waive, in writing, any right it has hereunder. Any waiver permitted hereunder may be made prospectively or retroactively.

          4.2   ASSIGNMENT.  The terms and conditions of this Agreement shall
                ----------
inure to the benefit of and be binding upon the parties hereto and their permitted successors and assigns; provided, however, that no party hereto shall have the right to assign this Agreement without the consent of the other parties hereto; and provided further that this Agreement will terminate as to any Management Investor if such Management Investor dies or ceases to be employed by the Company for any reason prior to the Effective Time, any Company Common Stock, contributed to Sub by such

Management Investor hereunder shall be returned to such Management Investor or, if applicable, the legal representative of such Management Investor, any Option Agreement executed by such Management Investor shall terminate, and neither Sub nor such Management Investor nor, if applicable, any of the heirs, successors, or legal representatives of such Management Investor shall have any further obligations to one another hereunder.

          4.3   NOTICES.  Any and all notices, designations, consents, offers,
                -------
acceptances, or other communications provided for herein (each a "Notice") shall be given in writing by personal delivery, overnight courier, telegram, or telecopy which shall be addressed, or sent, to the respective addresses or telecopy numbers as follows (or such other address or telecopy number as any party hereto may specify for itself by Notice given in accordance with this
Section 4.3):

Sub:                        c/o Enron Corp.
                            1400 Smith
                            Houston, Texas  77002
                            Attention: Keith Power/Brenda McGee,
                            Specialist - 28th Floor
                            Telecopy No.      713-646-3602
                            Telephone No.     713-853-5259

              with a copy to:

                            Enron Corp.
                            1400 Smith
                            Houston, Texas  77002
                            Attention: Tim Detmering - 29th Floor
                            Telecopy No.        713-646-3750
                            Telephone No.       713-853-6973

Management Investors:       To the addresses or telecopy numbers set forth in
                            Schedule I hereto for each such Management Investor.
                            ----------

All Notices shall be deemed effective, delivered and received (a) if given by personal delivery, when such Notice is personally delivered at the address specified above; (b) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (c) if given by overnight courier, on the business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or (d) if given by telegram, when such Notice is delivered at the address specified above.

          4.4   COUNTERPARTS.  This Agreement may be executed in two or more
                ------------
counterparts, each of which counterparts shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

          4.5   HEADINGS.  Headings contained in this Agreement are inserted
                --------
only as a matter of convenience and in no way define, limit, or extend the scope or intent of this Agreement or any provisions hereof.

          4.6   CHOICE OF LAW.  This Agreement shall be governed by the internal
                -------------
laws of the State of Delaware without regard to the principles of conflicts of laws thereof.

          4.7   ENTIRE AGREEMENT.  This Agreement contains the entire
                ----------------
understanding of the parties hereto respecting the subject matter hereof and supersedes all prior agreements, discussions and understandings with respect thereto.

          4.8   CUMULATIVE RIGHTS.  The rights of the parties hereto under this
                -----------------
Agreement are cumulative and in addition to all similar and other rights of the parties under other agreements.

          4.9   NO PARTNERSHIP.  No term or provision of this Agreement shall be
                --------------
construed to establish any relationship of partnership, agency or joint venture among the parties hereto.

          4.10  NUMBER; GENDER; WITHOUT LIMITATION.  Pronouns, wherever used in
                ----------------------------------
this Agreement, and of whatever gender, shall include Persons of every kind and character, and the singular shall include the plural whenever and as often as may be appropriate. Any reference herein to "including" and words of similar import refer to "including without limitation."

          4.11  SEVERABILITY.  In the event any one or more of the provisions
                ------------
contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which approximates as nearly as possible that of the invalid, illegal or unenforceable provisions.

          4.12  THIRD PERSON.  Nothing herein expressed or implied is intended
                ------------
or shall be construed to confer upon or to give any Person not a party hereto any rights or remedies under or by reason of this Agreement.

          4.13  ARBITRATION.  Any and all claims, demands, causes of action,
                -----------
disputes, controversies and other matters in question arising out of or relating to this Agreement, the alleged breach thereof, or in any way relating to the subject matter of this Agreement ("Claims"), even though some or all of such Claims allegedly are extracontractual in nature, whether such Claims sound in contract, tort or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved and decided exclusively by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Commercial Arbitration Rules then in effect with the American Arbitration Association. The arbitration proceeding shall be conducted in Dallas, Texas. The arbitration shall be before a panel of three arbitrators. Each party to such dispute shall select one arbitrator, with all Management Investors party to the dispute considered to be one party, and the two arbitrators selected by the parties shall select the third arbitrator. The arbitrators are authorized to issue subpoenas for depositions and other discovery mechanisms, as well as trial subpoenas, in accordance with the Federal Rules of Civil Procedure. Either party may initiate a proceeding in the appropriate United States District Court to enforce this provision. This agreement to arbitrate shall be enforceable in either federal or state court. Judgment upon any award rendered in any such arbitration proceeding may be entered by any federal or state court having jurisdiction. The enforcement of this agreement to arbitrate and all procedural aspects of this agreement to arbitrate, including the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitrability, and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act. The arbitrators shall have no authority to award punitive (including, without limitation, any exemplary damages, treble damages or any other penalty or punitive type of damages), consequential, incidental or indirect damages (in tort, contract or otherwise) under any circumstances that exceed, with respect to any Claim (regardless of the number of Persons asserting such Claim or the number of Persons against whom such Claim is asserted) the lesser of (i) the amount equal to the amount of actual damages awarded, if any and (ii) $500,000, regardless of whether such damages in excess of such amount may be available under applicable law or otherwise, the parties hereto hereby waiving their right, if any, to recover such damages in excess of such amount in connection with any Claims. The arbitrators shall be entitled to award costs of the arbitration and attorney's fees as they deem appropriate. Prior to any Person instituting a Claim under this Agreement, such Person shall provide to the other party hereto a written notice specifying the nature and basis of the Claim. The Persons who are the subject of any Claim shall be given thirty (30) days to cure any breach before any Claim is filed. It is further agreed that prior to such Claims being submitted to the arbitrators on such Claims, the parties to the Claims shall attempt to resolve such Claims through non-binding mediation of such Claims.

          4.14  TERMINATION.  If the Merger Agreement is terminated in
                -----------
accordance with its terms, this Agreement shall terminate and the parties hereto shall have no further obligations to any other party hereunder; provided, however that Sub shall return to the Management Investors any Company Common Stock, Specified Options, or Specified Warrants tendered to it hereunder.

          4.15  EXPENSES.  Sub acknowledges that if the Merger is consummated,
                --------
promptly after request therefor, the Surviving Corporation shall pay or reimburse the reasonable fees and expenses of the attorneys and accountants for the Management Investors in respect of the transactions contemplated by this Agreement and the other agreements referenced in this Agreement. If the Merger is not consummated, Sub acknowledges that such fees and expenses shall be the responsibility of the Company.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                 CODA ACQUISITION, INC.


                                 By:____________________________________________
                                 Name: C. John Thompson
                                 Title: Vice-President


                                 MANAGEMENT INVESTORS:


                                 _______________________________________________
                                 Randell A. Bodenhamer


                                 _______________________________________________
                                 Joe I. Callaway


                                 _______________________________________________
                                 J. David Choisser


                                 _______________________________________________
                                 J. W. Freeman


                                 _______________________________________________
                                 Roy G. Harney


                                 _______________________________________________
                                 Grant W. Henderson


                                 _______________________________________________
                                 Jarvis A. Hensley


                                 _______________________________________________
                                 Chris A. Jackson

                                 _______________________________________________
                                 Jarl P. Johnson


                                 _______________________________________________
                                 Douglas H. Miller


                                 _______________________________________________
                                 Gary M. Nelson


                                 _______________________________________________
                                 Gary R. Scoggins


                                 _______________________________________________
                                 Claude A. Seaman


                                 _______________________________________________
                                 Jay W. Spencer, III


                                 _______________________________________________
                                 Scott E. Studdard

                                   EXHIBIT A

                      NONSTATUTORY STOCK OPTION AGREEMENT


          AGREEMENT made as of the ____ day of __________, 199_, between Coda Energy, Inc., a Delaware corporation (the "Company"), Coda Acquisition, Inc., a Delaware corporation ("Sub"), and ___________
____________________________________________ ("Employee").

          WHEREAS, pursuant to the option and/or warrant agreement or agreements identified on the attached Exhibit A (the "Specified Agreement," whether one or
                           ---------
more), the Company has heretofore granted to Employee one or more options and/or warrants (the "Specified Right," whether one or more) to purchase shares of common stock of the Company, par value $.02 per share ("Pre-Merger Stock"); and

          WHEREAS, pursuant to that certain Agreement and Plan of Merger (the "Merger Agreement") dated October 30, 1995, among the Company, Sub, and Joint Energy Development Investments Limited Partnership, a Delaware limited partnership ("JEDI"), Sub has agreed, subject to certain conditions, to merge with and into the Company (the "Merger"), the Company will be the surviving corporation in the Merger, each share of Pre-Merger Stock will, subject to certain exceptions, be converted into the right to receive $8.00 per share, and each share of common stock of Sub will be converted into one share of common stock, par value $.01 per share, of the surviving corporation in the Merger ("Stock"); and

          WHEREAS, Sub, the Company and Employee desire to provide for the cancellation of the part of the Specified Right and Specified Agreement set forth under "Specified Options" on Exhibit A (the "Specified Options") upon the consummation of the Merger and the issuance in consideration therefore of a new option;

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereto agree as follows:

          1.  CANCELLATION OF SPECIFIED RIGHT; ISSUANCE OF NEW OPTION.  Upon the
              -------------------------------------------------------
effectiveness of the Merger (the "Effective Time"), the Specified Options shall be void and of no further force and effect and are hereby surrendered and relinquished by Employee and shall be canceled by the Company at the Effective Time. Subject to the cancellation of the Specified Options and the effectiveness of the Merger, Employee is hereby granted the right and option ("Option") to purchase all or any part of an aggregate of ______ shares of Stock (subject to adjustment as provided herein), on the terms and conditions set forth herein . This Option shall not be treated as an incentive stock option within the meaning of section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Employee agrees that on and after the date hereof and prior to the earlier of the Effective Time or the termination of the Merger Agreement, Employee will not exercise, assign, or encumber the Specified Right or the Specified Agreement.

If the Merger Agreement is terminated in accordance with its terms, this Agreement shall terminate and shall have no force or effect.

          2.  PURCHASE PRICE.  The purchase price of Stock purchased pursuant to
              --------------
the exercise of this Option shall be $0.01 per share.

          3.  EXERCISE OF OPTION.  Subject to the earlier expiration of this
              ------------------
Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Chief Executive Officer, at any time and from time to time after the Effective Time.

          This Option may be exercised only while Employee remains an employee of the Company and will terminate and cease to be exercisable upon Employee's termination of employment with the Company, except that:

              (a) If Employee's employment with the Company terminates by reason of disability (within the meaning of section 22(e)(3) of the Code), this Option may be exercised by Employee (or Employee's estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) at any time during the period of six months following such termination.

              (b) If Employee dies while in the employ of the Company, Employee's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee, may exercise this Option at any time during the period of six months following the date of Employee's death.

              (c) If Employee's employment with the Company terminates for any reason other than as described in (a) or (b) above, this Option may be exercised by Employee at any time during the period of three months following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of six months following Employee's death if Employee dies during such three-month period.

          This Option shall not be exercisable in any event after the expiration of ten years from the date hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise in cash (including check, bank draft or money order payable to the order of the Company). No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, the number of shares of Stock subject to this Option shall be rounded down to the nearest whole share. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges of a stockholder of the Company with respect to shares acquirable upon an exercise of this Option.

          4.  RESTRICTIONS ON TRANSFERS; STOCKHOLDERS AGREEMENT.  Except as
              -------------------------------------------------
otherwise provided in the Stockholders Agreement (as defined herein), this Option and all rights granted hereunder shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or the rules thereunder, and shall be exercisable during Employee's lifetime only by Employee or Employee's guardian or legal representative. This Option and all shares of Stock acquired pursuant to an exercise of this Option shall be subject to the terms of that certain Stockholders Agreement dated October 30, 1995, among the Sub and certain of its stockholders, as the same may be amended or restated from time to time (the "Stockholders Agreement"). Employee agrees that, as a condition to acquiring Stock pursuant to an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death or incapacity), and the spouse, if any, of Employee will execute and deliver to the Company such documents and instruments as the Company, in its discretion, may require to evidence such person's agreement to be bound by the terms of the Stockholders Agreement.

          5.  WITHHOLDING OF TAX.  To the extent that the exercise of this
              ------------------
Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes and as a condition to the exercise of this Option, Employee shall deliver to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its withholding obligation under applicable tax laws or regulations. If Employee fails to do so and the Company nonetheless elects to permit such exercise, the Company is authorized to satisfy any such withholding requirement out of any cash or shares of Stock distributable to Employee upon such exercise and to withhold from any cash or Stock remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income (with Stock having such value for such purpose as shall be determined in accordance with the Stockholders Agreement).

          6.  STATUS OF STOCK.  Employee understands that at the time of the
              ---------------
execution of this Agreement the shares of Stock to be issued upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law, and that the Company does not currently intend to effect any such registration. Until the shares of Stock acquirable upon the exercise of the Option have been registered for issuance under the Act, the Company will not issue such shares unless the Company receives advice of legal counsel, who shall be satisfactory to the Company, to the effect that the proposed issuance of such shares to such Option holder may be made without registration under the Act. In the event exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

          Employee agrees that the shares of Stock which Employee may acquire by exercising this Option shall be acquired for investment without a view to distribution, within the meaning of the Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Employee also agrees that the shares of Stock which Employee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state.

          In addition, Employee agrees (a) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws, (b) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (c) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

          7.  EMPLOYMENT RELATIONSHIP.  For purposes of this Agreement, Employee
              -----------------------
shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company or subsidiary corporation (as defined in section 424 of the Code) of the Company, or a corporation or subsidiary of such corporation assuming or substituting a new option for this Option.

          8.  BINDING EFFECT.  This Agreement shall be binding upon and inure to
              --------------
the benefit of any successors to the Company and all persons lawfully claiming under Employee.

          9.  RECAPITALIZATION OR REORGANIZATION.  (a) The existence of the
              ----------------------------------
Option granted hereunder shall not affect in any way the right or power of the Board of Directors of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

          (b) The shares with respect to which the Option is granted are shares of Stock as constituted immediately after the Effective Time, but if, and whenever, prior to the expiration of this Option, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which this Option may thereafter be exercised
(i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

          (c) If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure by way of merger or otherwise (a "recapitalization"), the number and class of shares of Stock covered by this Option shall be adjusted so that this Option shall thereafter cover the number and class of shares of stock and securities to which Employee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the Employee had been the holder of record of the number of shares of Stock then covered by this Option. If (i) the Company shall not be the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), or (iii) the Company is to be dissolved and liquidated, then the number and class of shares of Stock covered by this Option shall be adjusted so that this Option shall thereafter cover (in lieu of the right to acquire Stock) the number and class of shares of stock or other securities or property (including, without limitation, cash) to which Employee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution, Employee had been the holder of record of the number of shares of Stock then covered by this Option. The above provisions of this
Section 9(c) shall similarly apply to successive transactions of the foregoing type.

          (d) In the event that the Company declares a dividend upon the Stock or makes any other distribution in respect of the Stock (other than a stock dividend or distribution for which an adjustment is made pursuant to (b) above), then, thereafter, the Employee, upon exercise of this Option, shall receive the number of shares of Stock purchasable upon such exercise and, in addition and without further payment, the cash, stock, or other securities and/or property which the Employee would have received if the Employee had exercised this Option prior to the dividend or distribution.

          (e) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to this Option or the purchase price per share.

          10.  LEGEND.  THIS SECURITY IS SUBJECT TO CERTAIN VOTING AGREEMENTS,
               ------
RESTRICTIONS ON TRANSFER, AND OTHER TERMS AND CONDITIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT, DATED AS OF OCTOBER 30, 1995, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

          11.  GOVERNING LAW.  This Agreement shall be governed by, and
               -------------
construed in accordance with, the laws of the State of Texas.

          12.  ARBITRATION.  Any and all claims, demands, causes of action,
               -----------
disputes, controversies and other matters in question arising out of or relating to this Option, the alleged breach thereof, or in any way relating to the subject matter of this Option ("Claims"), even though some or all of such Claims allegedly are extracontractual in nature, whether such Claims sound in contract, tort or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved and decided exclusively by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Commercial Arbitration Rules then in effect with the American Arbitration Association. The arbitration proceeding shall be conducted in Dallas, Texas. The arbitration shall be before a panel of three arbitrators. Each party to such dispute shall select one arbitrator, with all Management Investors (as defined in the Stockholders Agreement) party to the dispute considered to be one party, and the two arbitrators selected by the parties shall select the third arbitrator. The arbitrators are authorized to issue subpoenas for depositions and other discovery mechanisms, as well as trial subpoenas, in accordance with the Federal Rules of Civil Procedure. Either party may initiate a proceeding in the appropriate United States District Court to enforce this provision. This agreement to arbitrate shall be enforceable in either federal or state court. Judgment upon any award rendered in any such arbitration proceeding may be entered by any federal or state court having jurisdiction. The enforcement of this agreement to arbitrate and all procedural aspects of this agreement to arbitrate, including the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitrability, and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act. The arbitrators shall have no authority to award punitive (including, without limitation, any exemplary damages, treble damages or any other penalty or punitive type of damages), consequential, incidental or indirect damages (in tort, contract or otherwise) under any circumstances that exceed the lesser of (i) the amount equal to the amount of actual damages awarded, if any and (ii) $500,000, regardless of whether such damages in excess of such amount may be available under applicable law or otherwise, the parties hereto hereby waiving their right, if any, to recover such damages in excess of such amount in connection with any Claims. The arbitrators shall be entitled to award costs of the arbitration and attorney's fees as they deem appropriate. Prior to the institution of a Claim under this Option by any person, such person shall provide to the other parties to this Option a written notice specifying the nature and basis of the Claim. The persons who are the subject of any Claim shall be given thirty (30) days to cure any breach before any Claim is filed. It is further agreed that prior to such Claims being submitted to the arbitrators on such Claims, the parties to the Claims shall attempt to resolve such Claims through non-binding mediation of such Claims.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.

                                     CODA ENERGY, INC.


                                     BY:______________________________________
                                     NAME:____________________________________
                                     TITLE:___________________________________


                                     CODA ACQUISITION, INC.


                                     BY:_______________________________________
                                     NAME:_____________________________________
                                     TITLE:____________________________________

                                     EMPLOYEE

                                     __________________________________________

                                     NAME:_____________________________________

                                   EXHIBIT B

                       LIMITED RECOURSE PROMISSORY NOTE

$____________                                                ____________, 199__


     For value received, the undersigned, [Name of Management Investor] ("Maker"), promises and agrees to pay, in the manner hereinafter provided, to the order of Coda Acquisition, Inc., a Delaware corporation ("Payee"), at 5735 Pineland Drive, Suite 300, Dallas, Texas 75231 or at such other place as Payee may specify by notice to Maker, in lawful money of the United States of America, the principal sum of ____________ Dollars (____________), together with interest on the unpaid principal balance from time to time outstanding hereunder from the date hereof to maturity at a rate of [Insert Mid-Term Applicable Federal Rate, annual compounding, for the calendar month in which this Note is executed] % per annum.

     Interest on this Promissory Note shall accrue at the rate specified above (compounded annually) and shall be payable from time to time when Payee, as employer of Maker, pays to Maker any cash bonus in addition to Maker's base salary. The amount of such payment shall be equal to the amount of such cash bonus less (i) the amount of income taxes payable by Maker on such bonus (which shall be deemed to be the product of the highest marginal rate (expressed as a fraction) applicable to individuals on the date such bonus is paid under the Internal Revenue Code of the United States, as amended from time to time, multiplied by the amount of such bonus), and (ii) other amounts legally required to be withheld by Payee from such bonus; provided that in no event shall the amount of such payment exceed the outstanding accrued interest as of the date the bonus is paid. The unpaid principal amount of this Promissory Note, together with all accrued and unpaid interest, is payable in full on _________, 200__ [fifth anniversary] (the "Maturity Date").

     This Promissory Note may be prepaid at any time, in whole or in part, without penalty or premium.

     This Promissory Note is secured by and is entitled to the benefits of a Security Agreement dated as of the date of this Promissory Note covering certain common stock, par value $.01 per share, of Payee and the securities of Coda Energy, Inc., a Delaware corporation (the "Company"), into which such securities of Payee are to be converted as of the date hereof pursuant to a merger of Payee into the Company, with the Company being the surviving corporation, as well as certain additional shares of such common stock that may be acquired by Maker in accordance with the Stockholders Agreement (as hereinafter defined) upon a Trigger Event (as defined in the Stockholders Agreement). Upon any transfer, assignment, sale, or other disposition of any of such shares of common stock (other than a transfer under Section 4.2(b) or the second and third sentences of Sections 4.3(c) and 4.3(d) of the Stockholders Agreement dated as of October 30, 1995, among Maker, Payee, and certain other stockholders of Payee (the "Stockholders

Agreement")), all proceeds of such transfer, assignment, sale, or disposition shall be paid to Payee as a mandatory prepayment on this Promissory Note, and, if Maker sells all or the remaining portion of such shares held by Maker, the entire outstanding principal amount of this Promissory Note, together with all accrued and unpaid interest, shall be immediately and mandatorily payable in full. If Payee is the transferee of such common stock in accordance with the Stockholders Agreement, the purchase price payable by Payee for such common stock will be credited against accrued and unpaid interest and outstanding principal under this Promissory Note.

     Each payment made on this Promissory Note will be credited first to payment of accrued interest and then to reduction of principal.

     If any payment due hereunder is not received by the due date specified above, the owner and holder of this Promissory Note shall provide written notice of such nonpayment to Maker by personal delivery, overnight courier, telegram or telecopy, which shall be addressed, or sent, to the respective addresses or telecopy numbers as provided on Schedule 1 hereto (or such other addresses or telecopy number as Maker may specify in writing). All notices shall be deemed effective, delivered and received (a) if given by personal delivery, when such notice is actually received at the address specified on Schedule 1 hereto; (b) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (c) if given by overnight courier, on the business day immediately following the day on which such notice is delivered to a reputable overnight courier service; or (d) if given by telegram, when such notice is actually received at the address specified on
Schedule 1 hereto. If the payment is not received by the owner and holder of this Promissory Note by the end of the tenth business day following receipt of the notice, the owner and holder of this Promissory Note may, without any further notice or demand (both of which are expressly waived by Maker), declare the Promissory Note to be in default and declare the entire unpaid principal balance hereof and accrued interest at once due and payable.

     Except as otherwise provided herein, Maker and any and each co-maker, guarantor, accommodation party, endorser or other person liable for the payment or collection of this Promissory Note expressly waive demand and presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, notice of dishonor, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of property at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any lien at any time had or existing as security for any amount called for hereunder.

     In the event default is made in the prompt payment of this Promissory Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through probate, bankruptcy or other judicial proceedings, then Maker agrees and promises to pay, in addition to the principal and interest then owing, all costs of collection, including reasonable attorney's fees.

     This is a limited recourse promissory note. Payee shall not be permitted to make demand upon Maker for the payment of any amounts due under this Promissory Note or file any claim or petition or otherwise institute any proceeding against Maker for the collection of any amounts due and owing under this Promissory Note (whether for the payment of interest or principal or costs of collection and attorney's fees) until Payee shall have exhausted all remedies available to it with respect to all collateral securing this Promissory Note pursuant to the Security Agreement or otherwise, including the sale or disposition of all such collateral and the application of the proceeds thereof to amounts due and owing under this Promissory Note. In no event shall Maker's liability under this Promissory Note for any deficiency due and owing on this Promissory Note (whether for the payment of interest or principal or costs of collection and attorney's fees) after the sale and disposition of all collateral securing this Promissory Note (pursuant to the Security Agreement or otherwise) exceed thirty-five percent (35%) of the original principal balance of this Promissory Note.

     It is the intention of Maker and Payee to conform strictly to usury laws applicable to Payee. Accordingly, if the transactions contemplated hereby would be usurious under applicable state or federal law, then, notwithstanding anything to the contrary in this Promissory Note or in any other agreement entered into in connection with or as security for the obligations of Maker under this Promissory Note or under any such agreement (the "Obligations"), it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to Payee that is contracted for, taken, reserved, charged or received under the Obligations, this Promissory Note or under any of such other agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law,
(ii) in the event that the maturity of the Obligations is accelerated for any reason, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to Payee may never include more than such maximum amount, and (iii) excess interest, if any, provided for in this Promissory Note or otherwise shall be canceled automatically and, if theretofore paid, shall be credited by Payee on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by Payee to Maker). The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Payee does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Payee for the use, forbearance or detention of sums included in the initial Obligations shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest on account of the initial Obligations does not exceed the applicable usury ceiling, if any. To the extent that Article 5069-1.04 of the Texas Revised Civil Statutes is relevant to Payee for the purpose of determining the maximum rate of nonusurious interest allowed from time to time by applicable law, Payee hereby elects to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect, subject to Payee's right subsequently to change such method in accordance with applicable law.

     This Promissory Note shall inure to the benefit of the successors, personal representatives, and assigns of Payee and shall be binding upon the successors, personal representatives, and assigns of Maker.

     THE TERMS OF THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE PROVISIONS OF THE LAWS OF THE STATE OF TEXAS.

     Any and all claims, demands, causes of action, disputes, controversies and other matters in question arising out of or relating to this Promissory Note, the alleged breach thereof, or in any way relating to the subject matter of this Promissory Note ("Claims"), even though some or all of such Claims allegedly are extracontractual in nature, whether such Claims sound in contract, tort or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved and decided exclusively by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Commercial Arbitration Rules then in effect with the American Arbitration Association. The arbitration proceeding shall be conducted in Dallas, Texas. The arbitration shall be before a panel of three arbitrators. Each party to such dispute shall select one arbitrator, with all Management Investors (as defined in the Stockholders Agreement) party to the dispute considered to be one party, and the two arbitrators selected by the parties shall select the third arbitrator. The arbitrators are authorized to issue subpoenas for depositions and other discovery mechanisms, as well as trial subpoenas, in accordance with the Federal Rules of Civil Procedure. Either party may initiate a proceeding in the appropriate United States District Court to enforce this provision. This agreement to arbitrate shall be enforceable in either federal or state court. Judgment upon any award rendered in any such arbitration proceeding may be entered by any federal or state court having jurisdiction. The enforcement of this agreement to arbitrate and all procedural aspects of this agreement to arbitrate, including the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitrability, and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act. The arbitrators shall have no authority to award punitive (including, without limitation, any exemplary damages, treble damages or any other penalty or punitive type of damages), consequential, incidental or indirect damages (in tort, contract or otherwise) under any circumstances that exceed, with respect to any Claim (regardless of the number of Persons asserting such Claim or the number of Persons against whom such Claim is asserted) the lesser of (i) the amount equal to the amount of actual damages awarded, if any and (ii) $500,000, regardless of whether such damages in excess of such amount may be available under applicable law or otherwise, the parties hereto hereby waiving their right, if any, to recover such damages in excess of such amount in connection with any Claims. The arbitrators shall be entitled to award costs of the arbitration and attorney's fees as they deem appropriate.

     This Promissory Note has been executed and delivered as of the date first written above.



                                             ___________________________________
                                             [Management Investor]

A:\NOTE.

                                   EXHIBIT C

                              SECURITY AGREEMENT


          THIS SECURITY AGREEMENT (this "Agreement") is made as of _________, 199_, between [Name of Management Investor] ("Pledgor"), and Coda Acquisition, Inc., a Delaware corporation with offices at 5735 Pineland Drive, Suite 300, Dallas, Texas 75231 ("Secured Party").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Secured Party, Joint Energy Development Investments Limited Partnership, a Delaware limited partnership, and Coda Energy, Inc., a Delaware corporation (the "Company"), have entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of Secured Party with and into the Company (the "Merger"), with the Company being the surviving corporation of the Merger.

          WHEREAS, Pledgor is acquiring shares of the $.01 par value common stock of Secured Party effective immediately prior to the Effective Time (as defined in the Merger Agreement), which common stock will be converted pursuant to the Merger into common stock of the Company as the survivor of the Merger.

          WHEREAS, in consideration for the issuance of such stock to Pledgor pursuant to a Subscription Agreement dated October 30, 1995 (the "Subscription Agreement"), Pledgor has executed and delivered to Secured Party a promissory note of even date herewith (together with all extensions for any period, renewals, rearrangements and/or increases thereof, the "Promissory Note") in the original principal amount set forth on Schedule I attached hereto, which
                                       ----------
Promissory Note is payable to the order of Secured Party with interest as provided therein.

          WHEREAS, Secured Party has agreed to the same upon certain terms and conditions, one of which is the execution and delivery by Pledgor of this Agreement, and Pledgor has agreed to enter into this Agreement.

          WHEREAS, upon the consummation of the Merger, the Company, as the surviving corporation of the Merger, shall be the Secured Party for all purposes hereof.

          NOW, THEREFORE, in order to secure the Obligations, as hereinafter defined, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

                                   ARTICLE I

                               SECURITY INTEREST
                               -----------------

          1.1  PLEDGE.  Pledgor hereby pledges, assigns and grants to Secured
               ------
Party a security interest in and right of set-off against the assets referred to in Section 1.2 (the "Collateral") to secure the prompt payment and performance of the Obligations and the performance by Pledgor of this Agreement.

          1.2  COLLATERAL.  The Collateral consists of the following types or
               ----------
items of property:

          (a) The number of shares of the $.01 par value common stock of Secured Party specified in Schedule I attached hereto, and the common stock of
                           ----------
the Company into which such common stock will be converted pursuant to the Merger (collectively, the "Common Stock").

          (b) All additional shares of the common stock of the Company received by Pledgor in connection with a Trigger Event, as defined in Stockholders Agreement (as hereinafter defined).

          (c) (i) The certificates or instruments, if any, representing such securities, (ii) all dividends (cash, stock or otherwise), cash, instruments, rights to subscribe, purchase or sell and all other rights and property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such securities, (iii) all replacements, additions to and substitutions for any of the property referred to in this Section 1.2, including, without limitation, claims against third parties, and (iv) the proceeds, interest, profits and other income of or on any of the property referred to in this Section 1.2.

          1.3  TRANSFER OF COLLATERAL.  All certificates or instruments
               ----------------------
representing or evidencing the Pledged Securities (as hereinafter defined) shall be delivered to and held pursuant hereto by Secured Party or a person or entity designated by Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, or (in the case of either certificated or uncertificated securities) Secured Party shall have been provided with evidence that the Pledged Securities have been otherwise transferred to Secured Party in accordance with Section 8.301 of the Code, all in form and substance satisfactory to Secured Party. Notwithstanding the preceding sentence, at Secured Party's discretion, all Pledged Securities must be delivered or transferred in such manner as to permit Secured Party to be a "protected purchaser" to the extent of its security interest as provided in Section 8.303 of the Code. Secured Party shall have the right, at any time that an Event of Default (as defined in Section 6.1) has occurred and is continuing and without further notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Securities. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

                                  ARTICLE II

                                  DEFINITIONS
                                  -----------

          2.1  TERMS DEFINED ABOVE.  As used in this Agreement, the terms
               -------------------
defined above shall have the meanings respectively assigned to them.

          2.2  CERTAIN DEFINITIONS.  As used in this Agreement, the following
               -------------------
terms shall have the following meanings, unless the context otherwise requires:

          "AGREEMENT" means this Security Agreement, as the same may from time to time be amended or supplemented.

          "CODE" means the Uniform Commercial Code as presently in effect in the State of Texas, Business and Commerce Code, Chapters 1 through 9. Unless otherwise indicated by the context herein, all uncapitalized terms which are defined in the Code shall have their respective meanings as used in Chapters 8 and 9 of the Code.

          "EVENT OF DEFAULT" means any event specified in Section 6.1.

          "HIGHEST LAWFUL RATE" means the maximum rate of nonusurious interest allowed from time to time by applicable law.

          "OBLIGATIONS" means the obligations of the Pledgor under the Promissory Note, including, without limitation, all interest, charges, expenses, attorneys' or other fees and any other sums payable to or incurred by Secured Party in connection with the enforcement of Secured Party's rights and remedies hereunder or any other agreement with Pledgor.

          "PLEDGED SECURITIES" means all of the securities and other property (whether or not the same constitutes a "security" under the Code) referred to in
Section 1.2.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          In order to induce Secured Party to accept this Agreement, Pledgor represents and warrants to Secured Party (which representations and warranties will survive the creation and payment of the Obligations) that:

          3.1  OWNERSHIP OF COLLATERAL; ENCUMBRANCES; VALID AND BINDING
               --------------------------------------------------------
AGREEMENT.  Assuming that the Common Stock to be issued pursuant to the
---------
Subscription Agreement is duly and validly issued free and clear of all liens and other encumbrances, immediately after the consummation of the Merger, Pledgor shall be the legal and beneficial owner of the Collateral free and clear of any adverse claim, lien, security interest, option or other charge or encumbrance arising by, through or under Pledgor, except for the Stockholders Agreement and the security interest created by this Agreement, and Pledgor has full right, power and authority to pledge, assign and grant a security interest in the Collateral to Secured Party. This Agreement constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance. The execution, delivery and performance of this Agreement will not violate the terms of any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which Pledgor is subject and does not require the consent or approval of any other person or entity.

          3.2  NO REQUIRED CONSENT.  No authorization, consent, approval or
               -------------------
other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the due execution, delivery and performance by Pledgor of this Agreement, (ii) the grant by Pledgor of the security interest granted by this Agreement, (iii) the perfection of such security interest or
(iv) the exercise by Secured Party of its rights and remedies under this Agreement.

          3.3  FIRST PRIORITY SECURITY INTEREST.  The pledge of Pledged
               --------------------------------
Securities pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, secures payment of the Obligations, and is enforceable against Pledgor and all third parties.

                                  ARTICLE IV

                           COVENANTS AND AGREEMENTS
                           ------------------------

               Pledgor will at all times comply with the covenants and agreements contained in this Article IV, from the date hereof and for so long as any part of the Obligations are outstanding.

          4.1  SALE, DISPOSITION OR ENCUMBRANCE OF COLLATERAL.  Pledgor will not
               ----------------------------------------------
in any way encumber any of the Collateral (or permit or suffer any of the Collateral to be encumbered) or sell, pledge, assign, lend or otherwise dispose of or transfer any of the Collateral to or in favor of any person or entity other than Secured Party except in accordance with the Stockholders Agreement dated as of October 30, 1995, among Pledgor, Secured Party, and certain other stockholders of Secured Party (the "Stockholders Agreement").

          4.2  DIVIDENDS OR DISTRIBUTIONS.  So long as no Event of Default shall
               --------------------------
have occurred and be continuing, Pledgor shall be entitled to receive and retain any and all dividends and other distributions paid in respect of the Collateral, provided, however, that any and all

          (a) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for (including, without limitation, any certificate or share purchased or exchanged in connection with a tender offer or merger agreement), any Collateral,

          (b) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital or reclassification, and

          (c) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral,

shall be, and shall be forthwith delivered to Secured Party to hold as, Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Secured Party as Collateral in the same form as so received (with any necessary endorsement); provided, however, that Pledgor shall in any event be entitled to receive and retain an amount equal to the amount paid on the Collateral less the amount of income taxes payable by Maker on such amount (which shall be deemed to be the product of the highest marginal rate (expressed as a fraction) applicable to individuals on the date such amount is paid under the Internal Revenue Code of the United States, as amended from time to time, multiplied by the amount so received on the Collateral. Without limiting the generality of the foregoing, upon any transfer, assignment, sale, or other disposition of any of the Collateral (other than a transfer under Section 4.2(b) or the second and third sentences of Sections 4.3(c) and 4.3(d) of the Stockholders Agreement), all proceeds of such transfer, assignment, sale, or disposition shall be paid to Secured Party as a mandatory prepayment on the Promissory Note, and, if Pledgor sells all or the remaining portion of the Collateral, the entire outstanding principal amount of the Promissory Note, together with all accrued and unpaid interest, shall be immediately and mandatorily paid in full. If Secured Party is the transferee of the Pledged Securities in accordance with the Stockholders Agreement, the purchase price payable by Secured Party for the Pledged Securities will be credited against the Obligations in accordance with the terms of the Promissory Note.

          4.3  PAYMENT OF TAXES AND LIENS.  Pledgor will pay prior to
               --------------------------
delinquency all taxes, charges, liens and assessments against the Collateral.

          4.4  CERTAIN INFORMATION.  Pledgor will promptly provide written
               -------------------
notice to Secured Party of all information reasonably requested which in any way relates to or affects the filing of any financing statement or other public notices or recordings, or the delivery and possession of items of Collateral for the purpose of perfecting a security interest in the Collateral.

          4.5  PERFORMANCE OF OBLIGATIONS.  Pledgor will promptly and properly
               --------------------------
perform all of its obligations under this Agreement and the Promissory Note.

          4.6  REIMBURSEMENT OF EXPENSES.  Except as provided in Section 6.3
               -------------------------
hereof, Pledgor will pay to Secured Party all advances, charges, costs and expenses (including, without limitation, all costs and expenses of preparing for sale and selling, collecting or otherwise realizing upon the Collateral if an Event of Default occurs and all attorneys' fees, legal expenses and court costs) incurred by Secured Party in connection with the exercise of Secured Party's rights and remedies hereunder. All amounts for which Pledgor is liable pursuant to this Section 4.6 shall be due and payable by Pledgor to Secured Party upon demand, except as provided in Section 6.3. If Pledgor fails to make such payment upon demand (or if demand is not made due to an injunction or stay arising from bankruptcy or other proceedings) and Secured Party pays such amount, the same shall be due and payable by Pledgor to Secured Party, plus interest thereon from the date of Secured Party's demand (or from the date of Secured Party's payment if demand is not made due to such proceedings) at the Highest Lawful Rate.

          4.7  FURTHER ASSURANCES.  Upon the request of Secured Party, Pledgor
               ------------------
shall (at Pledgor's expense) execute and deliver all such assignments, certificates, instruments, securities, financing statements, notifications to financial intermediaries, clearing corporations, issuers of securities or other third parties or other documents and give further assurances and do all other acts and things as Secured Party may reasonably request to perfect Secured Party's interest in the Collateral or to protect, enforce or otherwise effect Secured Party's rights and remedies hereunder.

          4.8  STOCK POWERS.  Pledgor shall furnish to Secured Party such stock
               ------------
powers and other instruments as may be required by Secured Party to assure the transferability of the Collateral when and as often as may be reasonably requested by Secured Party.

          4.9  VOTING AND OTHER CONSENSUAL RIGHTS.  Except to the extent
               ----------------------------------
otherwise provided in subsection 6.5(d), Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose.

                                   ARTICLE V

                  RIGHTS, DUTIES AND POWERS OF SECURED PARTY
                  ------------------------------------------

          The following rights, duties and powers of Secured Party are applicable irrespective of whether an Event of Default occurs and is continuing:

          5.1  NON-JUDICIAL ENFORCEMENT.  Secured Party may enforce its rights
               ------------------------
hereunder without prior judicial process or judicial hearing, and to the extent permitted by law Pledgor expressly waives any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process.

          5.2  DISCHARGE ENCUMBRANCES.  Secured Party may, at its option if
               ----------------------
Pledgor has failed to do so after ten business days' notice from Secured Party, discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral. Pledgor agrees to reimburse Secured Party upon demand for any payment so made, plus interest thereon from the date of Secured Party's demand at the Highest Lawful Rate.

          5.3  ATTORNEY-IN-FACT.  Pledgor hereby irrevocably appoints Secured
               ----------------
Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise in the event that an Event of Default has occurred and is continuing, from time to time in Secured Party's discretion, but at Pledgor's cost and expense and without notice to Pledgor, to take any action and to execute any assignment, certificate, financing statement, stock power, notification, document or instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          5.4  CUMULATIVE AND OTHER RIGHTS.  The rights, powers and remedies of
               ---------------------------
Secured Party hereunder are in addition to all rights, powers and remedies given by law or in equity. The exercise by Secured Party of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any other rights of set-off. If any of the Obligations are given in renewal, extension for any period or rearrangement, or applied toward the payment of debt secured by any lien, Secured Party shall be, and is hereby, subrogated to all the rights, titles, interests and liens securing the debt so renewed, extended, rearranged or paid.

          5.5  DISCLAIMER OF CERTAIN DUTIES.  The powers conferred upon Secured
               ----------------------------
Party by this Agreement are to protect its interest in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Pledgor hereby agrees that Secured Party shall not be liable for, nor shall the indebtedness evidenced by the Obligations be diminished by, Secured Party's delay or failure to collect upon, foreclose, sell, take possession of or otherwise obtain value for the Collateral.

          5.6  WAIVER OF NOTICE; DEMAND AND PRESENTMENT.  Except as provided in
               ----------------------------------------
the Promissory Note, Pledgor hereby waives any demand, notice of default, notice of acceleration of the maturity of the Obligations, notice of intention to accelerate the maturity of the Obligations, presentment, protest and notice of dishonor as to any action taken by Secured Party in connection with this Agreement, or any instrument or document.

          5.7  CUSTODY AND PRESERVATION OF THE COLLATERAL.  Secured Party shall
               ------------------------------------------
be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which comparable secured parties accord comparable collateral, it being understood and agreed, however, that Secured Party shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against persons or entities with respect to any Collateral.

                                  ARTICLE VI

                               EVENTS OF DEFAULT
                               -----------------

          6.1  EVENTS.  Any of the following events shall constitute an Event of
               ------
Default under this Agreement:

          (a)  Payments.  Pledgor defaults in any payment due and owing pursuant
               --------
to the terms of the Promissory Note and such default continues beyond the grace period provided therein;

          (b)  Representations and Warranties.  Any representation or warranty
               ------------------------------
made by Pledgor to Secured Party in this Agreement proves to have been incorrect in any material respect as of the date thereof;

          (c)  Covenants.  Default is made by Pledgor in the performance of any
               ----------
covenant or agreement contained in this Agreement and such default is not cured on or before the 20th business day after notice of such default from Secured Party to Pledgor; or

          (d)  Voluntary Proceedings.  Pledgor shall commence a voluntary
               ----------------------
proceeding seeking liquidation, reorganization or other relief with respect to Pledgor or Pledgor's debts under any debtor relief law or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of Pledgor or a substantial part of Pledgor's property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against Pledgor or shall make a general assignment for the benefit of creditors or shall generally fail to pay Pledgor's debts as they become due or shall admit in writing Pledgor's inability to pay Pledgor's debts as they become due.

          (e)  Involuntary Proceedings.  An involuntary proceeding shall be
               ------------------------
commenced against Pledgor seeking liquidation, reorganization, or other relief with respect to Pledgor or Pledgor's debts under any debtor relief law or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for Pledgor or a substantial part of Pledgor's property, and such involuntary proceeding (i) shall not have been duly contested within 30 days after the commencement of the proceeding or (ii), if duly contested within such 30 days, shall for any reason remain undismissed and unstayed for a period of 90 days after the commencement of the proceeding.

          6.2  REMEDIES.  Upon the occurrence and during the continuance of any
               --------
Event of Default and except as provided in Section 6.3, Secured Party may take any or all of the following actions without notice (except where expressly required below or by applicable law) or demand to Pledgor:

          (a) Declare all or part of the indebtedness pursuant to the Obligations immediately due and payable and enforce payment of the same by Pledgor or any Obligor.

          (b) Sell, in one or more sales and in one or more parcels, or otherwise dispose of any or all of the Collateral in any commercially reasonable manner as Secured Party may elect, in a public or private transaction, at any location as deemed reasonable by Secured Party either for cash or credit or for future delivery at such price as Secured Party may deem fair, and (unless prohibited by the Code, as adopted in any applicable jurisdiction) Secured Party may be the purchaser of any or all Collateral so sold and may apply upon the
purchase price therefor any Obligations secured hereby.   Without limiting the
generality of the foregoing, Pledgor agrees that a sale by Secured Party to a stockholder of Secured Party for a price per share equal to the "Fair Market Value," as defined in the Stockholders Agreement, shall be deemed to be a commercially reasonable private sale. Any such sale or transfer by Secured Party either to itself or to any other person or entity shall be absolutely free from any claim of right by Pledgor, including any equity or right of redemption, stay or appraisal which Pledgor has or may have under any rule of law, regulation or statute now existing or hereafter adopted. Upon any such sale or transfer, Secured Party shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. If Secured Party deems it advisable to do so, it may restrict the bidders or purchasers of any such sale or transfer to persons or entities who will represent and agree that they are purchasing the Collateral for their own account and not with the view to the distribution or resale of any of the Collateral. Secured Party may, at its discretion, provide for a public sale, and any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale by announcement at any time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. In the event any sale or transfer hereunder is not completed or is defective in the opinion of Secured Party, such sale or transfer shall not exhaust the rights of Secured Party hereunder, and Secured Party shall have the right to cause one or more subsequent sales or transfers to be made hereunder. If only part of the Collateral is sold or transferred such that the Obligations remain outstanding (in whole or in part), Secured Party's rights and remedies hereunder shall not be exhausted, waived or modified, and Secured Party is specifically empowered to make one or more successive sales or transfers until all the Collateral shall be sold or transferred and all the Obligations are paid. In the event that Secured Party elects not to sell the Collateral, Secured Party retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this subsection shall constitute disposition in a commercially reasonable manner.

          (c) Apply proceeds of the disposition of the Collateral to the Obligations in any manner elected by Secured Party and permitted by the Code or otherwise permitted by law or in equity. Such application may include, without limitation, the reasonable attorneys' fees and legal expenses incurred by Secured Party.

          (d) Appoint any person or entity as agent to perform any act or acts necessary or incident to any sale or transfer by Secured Party of the Collateral.

          (e) Apply and set-off (i) any deposits of Pledgor now or hereafter held by Secured Party; (ii) all claims of Pledgor against Secured Party, now or hereafter existing; (iii) any other property, rights or interests of Pledgor which come into the possession or custody or under the control of Secured Party; and (iv) the proceeds of any of the foregoing as if the same were included in the Collateral. Secured Party agrees to notify Pledgor promptly after any such set-off or application; provided, however, the failure of Secured Party to give any notice shall not affect the validity of such set-off or application.

          (f) Exercise all other rights and remedies permitted by law or in equity.

          6.3  LIABILITY FOR DEFICIENCY.  Pledgor's liability for the
               ------------------------
Obligations is expressly limited in the manner provided in the Promissory Note and this Section 6.3. Secured Party shall not be permitted to make demand upon Pledgor for the payment or performance of any unperformed or unpaid Obligations or file any claim or petition or otherwise institute any proceeding against Pledgor for the collection or enforcement of any of the Obligations (whether unpaid interest or principal or costs of collection and attorneys fees) until Payee shall have exhausted all remedies available to it with respect to all Collateral, including the sale or disposition of all such Collateral in the manner provided in Section 6.2(b) hereof, and the application of the proceeds thereof to Obligations then due and owing. In no event shall Pledgor's liability for the payment of any deficiency due and owing on the Obligations after the sale and disposition of all Collateral exceed thirty-five percent (35%) of the original principal balance of the Promissory Note.

          6.4  REASONABLE NOTICE.  If any applicable provision of any law
               -----------------
requires Secured Party to give reasonable notice of any sale or disposition or other action, Pledgor hereby agrees that five days' prior written notice shall constitute reasonable notice thereof. Such notice, in the case of public sale, shall state the time and place fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

          6.5  PLEDGED SECURITIES.  Upon the occurrence and during the
               ------------------
continuance of an Event of Default:

          (a) All rights of Pledgor to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 4.2 shall be suspended, and the same shall thereupon become payable to Secured Party who shall thereupon have the sole right to receive and hold as Collateral such dividends and interest payments, but Secured Party shall have no duty to receive and hold such dividends and interest payments and shall not be responsible for any failure to do so or delay in so doing.

          (b) All dividends and interest payments which are received by Pledgor contrary to the provisions of this Section 6.5 shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Secured Party as Collateral in the same form as so received (with any necessary indorsement).

          (c) Secured Party may exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Securities as if it were the absolute owner thereof, including without limitation, the right to exchange at its discretion, any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of any issuer of such Pledged Securities or upon the exercise by any such issuer or Secured Party of any right, privilege or option pertaining to any of the Pledged Securities, and in connection therewith, to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it, but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

          (d) All rights of Pledgor to exercise the voting and other consensual rights which Pledgor would otherwise be entitled to exercise pursuant to Section
4.9 with respect to the Pledged Securities issued by such issuer shall thereupon become exercisable by Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights, but Secured Party shall have no duty to exercise any such voting or other consensual rights and shall not be responsible for any failure to do so or delay in so doing.

                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          7.1  AMENDMENT; WAIVERS.  Secured Party's acceptance of partial or
               ------------------
delinquent payments or any forbearance, failure or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed a waiver of any obligation of Pledgor or any Obligor, or of any right, power or remedy of Secured Party; and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. Secured Party may remedy any Event of Default hereunder or in connection with the Obligations without waiving the Event of Default so remedied. Pledgor hereby agrees that if Secured Party agrees to a waiver of any provision hereunder, or an exchange of or release of the Collateral, or the addition or release of any Obligor or other person or entity, any such action shall not constitute a waiver of any of Secured Party's other rights or of Pledgor's obligations hereunder. This Agreement may be amended only by an instrument in writing executed jointly by Pledgor and Secured Party and may be supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

          7.2  NOTICES.  Any and all notices, designations, consents, offers,
               -------
acceptances, or other communications provided for herein (each a "Notice") shall be given in writing by personal delivery, overnight courier, telegram, or telecopy which shall be addressed, or sent, to the respective addresses or telecopy numbers as follows (or such other address or telecopy number as any party hereto may specify for itself by Notice given in accordance with this
Section 7.2):

Secured Party:     c/o Enron Corp.
                   1400 Smith
                   Houston, Texas  77002
                   Attention:  Keith Power/Brenda McGee, Specialist - 28th Floor
                   Telecopy No.        713-646-3602
                   Telephone No.       713-853-5259

With a copy to:    Coda Energy, Inc.
                   5735 Pineland Drive, Suite 300
                   Dallas, Texas 75231
                   Attention:  Chief Financial Officer
                   Telecopy No.        214-265-4777
                   Telephone No.       214-265-4751

Pledgor:       To the address or telecopy number set forth in Schedule I hereto.
                                                              ----------

All Notices shall be deemed effective, delivered and received (i) if given by personal delivery, when such Notice is personally delivered at the address specified above; (ii) if given by telecopy, when such telecopy is transmitted to the telecopy number specified above and receipt thereof is confirmed; (iii) if given by overnight courier, on the business day immediately following the day on which such Notice is delivered to a reputable overnight courier service; or
(iv) if given by telegram, when such Notice is delivered at the address specified above.

          7.3  COPY AS FINANCING STATEMENT.  A photocopy or other reproduction
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of this Agreement may be delivered by Pledgor or Secured Party to any financial intermediary or other third party for the purpose of transferring or perfecting any or all of the Pledged Securities to Secured Party or its designee or assignee.

          7.4  POSSESSION OF COLLATERAL.  Secured Party shall be deemed to have
               ------------------------
possession of any Collateral in transit to it or set apart for it (or, in either case, any of its agents, affiliates or correspondents).

          7.5  REDELIVERY OF COLLATERAL.  If any sale or transfer of Collateral
               ------------------------
by Secured Party results in full satisfaction of the Obligations, and after such sale or transfer and discharge there remains a surplus of proceeds, Secured Party will deliver to Pledgor such excess proceeds within five business days after the Secured Party's receipt of such surplus proceeds; provided, however, that Secured Party shall not be liable for any interest, cost or expense in connection with any delay in delivering such proceeds to Pledgor.

          7.6  INTEREST.  It is the intention of the parties hereto to conform
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strictly to usury laws applicable to Secured Party.  Accordingly, if the transactions contemplated hereby would be usurious under applicable state or federal law, then, notwithstanding anything to the contrary in this Agreement or in any other agreement entered into in connection with or as security for the Obligations, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to Secured Party that is contracted for, taken, reserved, charged or received under the Obligations, this Agreement or under any of such other agreements or otherwise in connection with the Obligations shall under no circumstances exceed the maximum amount allowed by such applicable law, (ii) in the event that the maturity of the Obligations is accelerated for any reason, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to Secured Party may never include more than such maximum amount, and
(iii) excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically and, if theretofore paid, shall be credited by Secured Party on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by Secured Party to Pledgor). The right to accelerate the maturity of the Obligations does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Secured Party does not intend to collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Secured Party for the use, forbearance or detention of sums included in the initial Obligations shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the Obligations until payment in full so that the rate or amount of interest on account of the initial Obligations does not exceed the applicable usury ceiling, if any. To the extent that Article 5069-
1.04 of the Texas Revised Civil Statutes is relevant to Secured Party for the purpose of determining the Highest Lawful Rate, Secured Party hereby elects to determine the applicable rate ceiling under such Article by the indicated (weekly) rate ceiling from time to time in effect, subject to Secured Party's right subsequently to change such method in accordance with applicable law.

          7.7  COUNTERPARTS.  This Agreement may be executed in two or more
               ------------
counterparts, each of which counterparts shall be deemed to be an original and which counterparts together shall constitute one and the same agreement of the parties hereto.

          7.8  HEADINGS.  Headings contained in this Agreement are inserted only
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as a matter of convenience and in no way define, limit, or extend the scope or intent of this Agreement or any provisions hereof.

          7.9  CHOICE OF LAW.  This Agreement and the security interest granted
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hereby shall be governed by the internal laws of the State of Texas without regard to the principles of conflicts of laws thereof (except to the extent that the laws of any other jurisdiction govern the perfection and priority of the security interests granted hereby).

          7.10 CONTINUING SECURITY AGREEMENT.
               -----------------------------

          (a) Except as may be expressly applicable pursuant to Section 9.505 of the Code, no action taken or omission to act by Secured Party hereunder, including, without limitation, any exercise of voting or consensual rights pursuant to Section 4.9 or any other action taken or inaction pursuant to
Section 6.2, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and, subject to Section 6.3, the Obligations shall remain in full force and effect, until Secured Party shall have applied payments (including, without limitation, collections from Collateral) towards the Obligations in the full amount then outstanding or until such subsequent time as is hereinafter provided in subsection (c) below.

          (b) To the extent that any payments on the Obligations or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other person or entity under any bankruptcy law, common law or equitable cause, then to such extent the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received by Secured Party, and Secured Party's security interests, rights, powers and remedies hereunder shall continue in full force and effect. In such event, this Agreement shall be automatically reinstated if it shall theretofore have been terminated pursuant to Section 7.11.

          7.11 TERMINATION.  The grant of a security interest hereunder and all
               -----------
of Secured Party's rights, powers and remedies in connection therewith shall remain in full force and effect until the complete payment of the Obligations whereupon Secured Party will release, reassign and transfer the Collateral to Pledgor and declare this Agreement to be of no further force or effect. Notwithstanding the foregoing, the reimbursement and indemnification provisions of Section 4.6 and the provisions of subsection 7.10(b) shall survive the termination of this Agreement.

          7.12 NUMBER; GENDER; WITHOUT LIMITATION.  Pronouns, wherever used in
               ----------------------------------
this Agreement, and of whatever gender, shall include persons of every kind and character, and the singular shall include the plural whenever and as often as may be appropriate. Any reference herein to "including" and words of similar import refer to "including without limitation."

          7.13 SEVERABILITY.  In the event any one or more of the provisions
               ------------
contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which approximates as nearly as possible that of the invalid, illegal or unenforceable provisions.

          7.14 THIRD PERSON.  Nothing herein expressed or implied is intended
               ------------
or shall be construed to confer upon or to give any Person not a party hereto any rights or remedies under or by reason of this Agreement.

          7.15 EFFECTIVENESS.  This Agreement becomes effective upon the
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execution hereof by Pledgor and delivery of the same to Secured Party, and it is not necessary for Secured Party to execute any acceptance hereof or otherwise signify or express its acceptance hereof.

          7.16 ARBITRATION.  Any and all claims, demands, causes of action,
               -----------
disputes, controversies and other matters in question arising out of or relating to this Agreement, the alleged breach thereof, or in any way relating to the subject matter of this Agreement ("Claims"), even though some or all of such Claims allegedly are extracontractual in nature, whether such Claims sound in contract, tort or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved and decided exclusively by binding arbitration pursuant to the Federal Arbitration Act in accordance with the Commercial Arbitration Rules then in effect with the American Arbitration Association. The arbitration proceeding shall be conducted in Dallas, Texas. The arbitration shall be before a panel of three arbitrators. Each party to such dispute shall select one arbitrator, with all Management Investors (as defined in the Stockholders Agreement) party to the dispute considered to be one party, and the two arbitrators selected by the parties shall select the third arbitrator. The arbitrators are authorized to issue subpoenas for depositions and other discovery mechanisms, as well as trial subpoenas, in accordance with the Federal Rules of Civil Procedure. Either party may initiate a proceeding in the appropriate United States District Court to enforce this provision. This agreement to arbitrate shall be enforceable in either federal or state court. Judgment upon any award rendered in any such arbitration proceeding may be entered by any federal or state court having jurisdiction. The enforcement of this agreement to arbitrate and all procedural aspects of this agreement to arbitrate, including the construction and interpretation of this agreement to arbitrate, the scope of the arbitrable issues, allegations of waiver, delay or defenses to arbitrability, and the rules governing the conduct of the arbitration, shall be governed by and construed pursuant to the Federal Arbitration Act. The arbitrators shall have no authority to award punitive (including, without limitation, any exemplary damages, treble damages or any other penalty or punitive type of damages), consequential, incidental or indirect damages (in tort, contract or otherwise) under any circumstances that exceed, with respect to any Claim (regardless of the number of Persons asserting such Claim or the number of Persons against whom such Claim is asserted) the lesser of (i) the amount equal to the amount of actual damages awarded, if any and (ii) $500,000, regardless of whether such damages in excess of such amount may be available under applicable law or otherwise, the parties hereto hereby waiving their right, if any, to recover such damages in excess of such amount in connection with any Claims. The arbitrators shall be entitled to award costs of the arbitration and attorney's fees as they deem appropriate.

                                 PLEDGOR:


                                 _______________________________________________
                                 [Management Investor]
A:\SECURITY.

                                   EXHIBIT D

                                                          Draft Summary of Terms
                                                                October 30, 1995
                                                                          Page 1

       JOINT ENERGY DEVELOPMENT INVESTMENTS LIMITED PARTNERSHIP ("JEDI")

                               SUMMARY OF TERMS

                           SENIOR SUBORDINATED LOAN


Borrower        Coda Energy, Inc. (the "Company")

Lender          JEDI or its affiliates or designees

Structure       Senior Subordinated Loan (the "Loan")

Amount          $100,000,000

Term            7 years

Security        Unsecured, general corporate obligation

Interest Rate   Borrower may elect to borrow at the Floating Rate for an initial period of not more than six months; anytime during the floating rate period, Borrower may elect to lock-in the Fixed Rate for the remaining term of the Loan. Interest payable semi-annually in arrears.

Floating Rate   Monthly LIBOR + 425 bps per annum

Fixed Rate      Comparable treasuries + 625 bps

Debt Service    Interest only until maturity

Voluntary
Prepayment      Prepayable without penalty until the Fixed Rate is locked in;
                prepayable thereafter subject to breakage costs on any interest rate swaps entered into by Lender to hedge the Fixed Rate; any prepayment to be applied first to interest then to principal

Mandatory
Payment         Entire principal due at maturity

Fee 200 bp payable to ECT Securities Corp. at closing. ECT Securities Corp. will pay or reimburse the Borrower for any fees for the subsequent placement of the Senior Subordinated Notes (other than normal legal and transaction expenses) issued to refinance the Loan.

                                                          Draft Summary of Terms
                                                                October 30, 1995
                                                                          Page 2

                Lender may change the fee structure so long as there is no adverse economic or financial impact to the Borrower from the change in fee structure.

Convenants      Standard and customary affirmative and negative covenants to include:

Limitation on Indebtedness

          Other than Permitted Indebtedness the Company will not incur any additional debt or issue redeemable stock (other than common stock or common stock equivalents provided for in the Shareholders Agreement) unless pro forma Adjusted Consolidated Net Tangible Assets (Adjusted
        CNTA) (greater than or equal to) 125% of pro forma Indebtedness, and pro forma Fixed Charge Coverage Ratio (greater than or equal to) 2.0 to 1.0. Adjusted CNTA means the sum of (1) pretax SEC PV 10 of proved reserves (excluding reserves required to be delivered under volumetric or dollar denominated production payments); (2) costs of any oil and gas properties not included in (1); (3) net working capital; (4) greater of book or appraised value of other tangible assets; less (1) minority
                                                          ----
        interests: (2) gas balancing liabilities; and (3) tangible assets of non-recourse subsidiaries. Fixed Charge Coverage Ratio means the ratio of (a) the sum of (1) net income; (2) net interest expense; (3) net income tax expense; and (4) non-cash charges deducted in computing net income; less any deferred revenues attributable to volumetric production
                ----
        payments, to (b) interest expense (to exclude any interest expense attributable to dollar denominated production payments), all in accordance with GAAP. Indebtedness will exclude any volumetric or dollar denominated production payments, any non-recourse debt, and any deferred compensation expense accrued as a result of the Special Management Rights, stock options or stock repurchase rights.

        Permitted Indebtedness to include:

             The Loan
             The senior bank credit facility in place as of the closing of the
                Loan (as amended from time to time)
             Inter-company debt
             Non-recourse debt
             Commodity hedging arrangements
             Interest rate hedging arrangements
             Refinancing indebtedness
             Letters of credit in the ordinary course of business not to exceed
                10% of Adjusted CNTA
             Other Indebtedness not to exceed $15 million

                                                          Draft Summary of Terms
                                                                October 30, 1995
                                                                          Page 3

Maintenance of Adjusted Consolidated Net Tangible Assets

          On and after the first anniversary of the closing of the Loan, a requirement for the Company to maintain the ratio of Adjusted CNTA to Indebtedness at (greater than or equal to) 1.1 to 1.0. Indebtedness to exclude any volumetric or dollar denominated production payments, any non-recourse debt, and any deferred compensation expense accrued as a result of the Special Management Rights, stock options or stock repurchase rights. Test to be conducted quarterly. If requirement is not met for four consecutive tests, Borrower is obligated to prepay enough of the Indebtedness to cause the ratio to equal or exceed 1.1 to 1.0.

Limitation on Disposition of Proceeds from Asset Sales

          Consideration at least equal to fair market value and in cash and cash equivalents or oil and gas properties if such properties do not represent consideration of more than $15 million unless Lender consents in writing. Within 1 year, proceeds not required to pay down Senior Indebtedness may be reinvested in oil and gas assets. Proceeds not used to repay Senior Indebtedness nor reinvested in oil and gas assets ("Excess Proceeds") within 1 year will be used to prepay the Loan if the aggregate amount of the Excess Proceeds is greater than or equal to $5 million.

Limitation on Merger, Consolidation and Asset Sales

          Permitted as long as (i) the Company is the surviving entity, or the surviving entity is a corporation organized under the laws of the U.S. and assumes the obligation of the Loan under a supplemental loan agreement; (ii) no default has occurred or is continuing; (iii) the Company can incur $1 of Indebtedness pursuant to "Limitation on Additional Indebtedness" above or the surviving entity has a net worth equal to or greater than the net worth of the Company immediately prior to the transaction. Provided, however, in the event the Company is not the surviving entity, Lender must consent, in its sole discretion, to the transaction.

Sale/Leaseback Transaction

        Allowed if attributable debt could be incurred under "Limitation on Indebtedness".

Restricted Payments

        Other than as provided for in the Stockholder's Agreement, no Restricted Payments will be permitted.

                                                          Draft Summary of Terms
                                                                October 30, 1995
                                                                          Page 4

Limitation on Liens

        Only senior debt liens, purchase money liens, and margin related liens allowed.

Other Standard Affirmative and Negative Covenants, to include:

                Limitation on issuance and sales of subsidiary stock
                Limitation on transactions with affiliates
                Subsidiary guarantees
                Change of control
                Limitation on guarantees of indebtedness by subsidiaries Limitation on dividends and other payment restrictions affecting restricted subsidiaries
                Limitation on conduct of business
                Limitation on investments
                Reports

Events of
Default         Standard Events of Default, to include:

                Failure to pay principal or interest when due
                Breach of any of the representations, warranties, covenants or other provisions of the definitive agreements
                Bankruptcy, insolvency, material judgments, etc.
                Cross default to other material documents, and Other defaults as warranted

Representations
and Warranties  Standard Representations and Warranties, to include:

                Corporate existence and qualification
                Corporate and governmental authorization
                Financial statements and condition
                Environmental, ERISA, and other regulatory matters Compliance with laws
                Labor matters
                No material litigation
                Taxes
                Ownership and control
                Title to property generally
                No material misstatements or omissions

                                                          Draft Summary of Terms
                                                                October 30, 1995
                                                                          Page 5

EXPENSES:       All reasonable legal fees and expenses, professional fees and other transaction costs shall be borne by Borrower whether or not contemplated transaction closes.

THIS SUMMARY OF TERMS IS NOT COMPLETE, IS FOR DISCUSSION PURPOSES ONLY AND DOES NOT CREATE, AND IS NOT INTENDED TO CREATE, A BINDING OR ENFORCEABLE CONTRACT AMONG ANY OF THE PARTIES OR ANY DUTY ON ANY PERSON TO NEGOTIATE TOWARD A BINDING CONTRACT. THIS SUMMARY MAY NOT BE RELIED UPON BY ANY PERSON AS A BASIS FOR A CONTRACT BY ESTOPPEL OR OTHERWISE.